UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2007

CAM Commerce Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-16569	953866450
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17075 Newhope Street, Fountain Valley, California		92708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-241-9241

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On June 20, 2007, CAM Commerce Solutions, Inc. (the "Company") notified McGladrey & Pullen, LLP ("MG&P") of its dismissal as the Company's independent registered public accounting firm.

The Company appointed Ernst & Young LLP ("E&Y") as its new independent registered public accounting firm on June 20, 2007. E&Y will commence its auditing services beginning with the third quarter ending June 30, 2007. The decision to change accountants was unanimously recommended and approved by the Audit Committee of the Company's Board of Directors and unanimously approved by the Board of Directors.

The reports of MG&P on the Company’s financial statements for the years ended September 30, 2005 and 2006 did not contain any adverse opinion or disclaimer of opinion, and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period ending with MG&P's dismissal, (i) there have been no disagreements with MG&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MG&P would have caused them to make reference thereto in their reports on the financial statements for such years; and (ii), there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided to MG&P a copy of the disclosures made in this Form 8-K prior to the filing of this Form 8-K with the Securities and Exchange Commission and has requested that MG&P furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 25, 2007, is filed as Exhibit 16.1 to this Form 8-K.

During the Company's two most recent fiscal years and the subsequent interim period through June 20, 2007 (the date of E&Y's appointment), neither the Company nor anyone engaged on the Company's behalf consulted with E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and the Company did not receive a written report or oral advice that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
16.1 Letter from McGladrey & Pullen, LLP, dated June 25, 2007, relating to the statements made in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAM Commerce Solutions, Inc.

June 25, 2007	By:	/s/ Paul Caceres

Name: Paul Caceres
Title: Chief Financial and Accounting Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from McGladrey & Pullen, LLP, dated June 25, 2007, relating to the statements made in this Form 8-K.